Exhibit 99.1

IoT Leader KORE Announces Effectiveness of S-4 Registration Statement for Proposed Combination with Cerberus-backed CTAC

•	Special Meeting set for September 16, 2021 for public shareholders of Cerberus Telecom Acquisition Corp. to approve business combination with KORE

•	CTAC recommends all shareholders vote FOR all proposals at the Special Meeting

•	Upon close of the transaction, the combined company will trade on the NYSE under the “KORE” ticker symbol

ATLANTA and NEW YORK (Aug. 12, 2021) — Cerberus Telecom Acquisition Corp. (NYSE: CTAC.U, CTAC, CTAC WS) (“CTAC”) and KORE, a global leader in Internet of Things (“IoT”) solutions and worldwide IoT Connectivity-as-a-Service (“IoT CaaS”), announced today that CTAC has filed with the SEC a definitive proxy statement/prospectus in connection with its proposed business combination with KORE. CTAC is the first special purpose acquisition company sponsored by an affiliate of Cerberus Capital Management, L.P. (“Cerberus”).

CTAC will hold an Extraordinary Special Meeting (“Special Meeting”) of its shareholders on September 16, 2021 at 10 a.m./Eastern Time. CTAC has established August 9, 2021 as the record date for such meeting (“Record Date”). The business combination is expected to close shortly after the Special Meeting, subject to shareholder approvals and the satisfaction of other customary closing conditions.

CTAC shareholders of record at the close of business on the Record Date are entitled to vote the shares of common stock of CTAC owned by them at the Special Meeting. If the business combination is approved by CTAC shareholders, CTAC anticipates closing the business combination shortly after the Special Meeting, subject to the satisfaction or waiver (as applicable) of all other closing conditions. CTAC shareholders that wish to exercise their redemption rights must do so no later than 5 p.m. Eastern Time on September 14, 2021 by following the procedures specified in the definitive proxy statement/prospectus for the Special Meeting.

Upon completion of the business combination, CTAC common stock and warrants will trade on the New York Stock Exchange under the symbols “KORE”; “KORE WS”. At the closing of the business combination, all remaining CTAC units will separate into their components consisting of one share of CTAC common stock and one-third of one warrant and, as a result, will no longer trade together as a separate security.

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“Today’s announcement marks a significant milestone on our journey to going public,” said KORE President and CEO Romil Bahl. “KORE is one of the best kept secrets in IoT because we have been focused on building a strong business for the past 18 years, and during the last three years, we have been adding to our product and services portfolio, getting ready for the decade of IoT. Our market opportunity is being accelerated by eSIM, 5G, Edge Compute and AIoT, and we have transformed the business into being the leading independent global IoT enabler.”

“I’m delighted to be part of the team that selected KORE as our merger target and elated to celebrate today’s news, which is one step closer to this company becoming a publicly listed entity,” said CTAC CEO and former Executive Chairman of Sprint Nextel Tim Donahue.

As announced previously, the transaction is expected to provide approximately $484 million of gross cash proceeds to the combined company, assuming no redemptions by CTAC’s shareholders, and includes a $225 million PIPE investment. The PIPE, which was oversubscribed and upsized due to high demand, is anchored by leading institutional investors, including Koch Strategic Platforms, LLC, a subsidiary of Koch Industries and part of the Koch Investment Group, as well as funds and accounts managed by BlackRock.

As part of the transaction, KORE’s majority shareholder Abry Partners has agreed to roll 100% of its common equity into the combined company. Assuming no public shareholders of CTAC exercise their redemption rights, Abry and existing KORE equity holders will own approximately 38.3%, CTAC shareholders will own approximately 36.8%, and PIPE investors will own approximately 24.9% of the issued and outstanding common stock of the combined company at closing.

“KORE is a foundational building block for the IoT ecosystem globally, being led by an executive team that has deep public company and IoT experience, a combination that is rare these days,” said Abry Partners Partner Tomer Yosef-Or. “KORE is expert in reducing deployment complexity, which is the No. 1 hurdle organizations must overcome to experience a successful IoT initiative. Now that we have crossed the S-4 effectiveness threshold, KORE is closer to becoming a publicly traded company, which will open doors for continuing to service customers in newly innovative ways, while providing the marketplace a chance to invest in a long-standing company that has significant revenue generated by a stable and growing customer base.”

The Special Meeting will take place in person at Ugland House, Grand Cayman, KY1- 1104, Cayman Islands, and virtually via live webcast at 10 a.m. Eastern Time on September 16, 2021. It can be accessed by visiting https://www.cstproxy.com/ctac/sm2021. The proxy statement is available in the “Documents” section of the CTAC website as well as on www.sec.gov.

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CTAC recommends that its shareholders wishing to vote at the Special Meeting log in at least 15 minutes before the Special Meeting starts, if attending virtually. CTAC encourages its shareholders entitled to vote at the Special Meeting to vote their shares via proxy in advance of the Special Meeting by following the instructions on the proxy card.

A list of CTAC shareholders entitled to vote at the Special Meeting will be open to the examination of any CTAC shareholder, for any purpose germane to the Special Meeting, during regular business hours for a period of 10 calendar days before the Special Meeting.

For assistance voting your shares, please contact Morrow Sodali LLC, CTAC’s proxy solicitor, toll-free at (800) 662-5200 or via email at ctac.info@investor.morrowsodali.com.

About KORE

KORE is a pioneer, leader, and trusted advisor delivering mission-critical IoT solutions and services. We empower organizations of all sizes to improve operational and business results by simplifying the complexity of IoT. Our deep IoT knowledge and experience, global reach, purpose-built solutions, and deployment agility accelerate and materially impact our customers’ business outcomes. For more information, visit korewireless.com.

About CTAC

Cerberus Telecom Acquisition Corp. (“CTAC”) is a blank check company formed by an affiliate of Cerberus Capital Management, L.P. (“Cerberus”), a global leader in alternative investing. CTAC is led by CEO Tim Donahue, former Executive Chairman of Sprint Nextel and former CEO of Nextel Communications, and is proud to have the support of a distinguished advisory board comprised of senior executives and business leaders from the information and communications technology sector. For more information, visit www.cerberusacquisition.com.

About Cerberus

Founded in 1992, Cerberus is a global leader in alternative investing with approximately $50 billion in assets across complementary credit, private equity, and real estate strategies. Cerberus invests across the capital structure where its integrated investment platforms and proprietary operating capabilities create an edge to improve performance and drive long-term value. Cerberus’s tenured teams have experience working collaboratively across asset classes, sectors, and geographies to seek strong risk-adjusted returns for its investors. Cerberus has a dedicated focus on next-generation technologies and telecommunication solutions. Its team of technologists and network of advisors collaborate across its investment and operating platforms to identify opportunities and manage investments in critical IoT, edge computing, artificial intelligence, private wireless networks, network equipment, autonomy, aerospace, and ecosystem development. For more information about its people and platforms, visit Cerberus at www.cerberus.com.

Contacts

KORE

Media and Investors:

Jean Creech Avent

Vice President, Investor Relations and Public Relations

jcreechavent@korewireless.com

+1-843-986-8229

Investors

investors@korewireless.com

Or

Investors:

Matt Glover and Cody Slach

Gateway Group, Inc.

KORE@gatewayir.com

+1-949-574-3860

Important Information and Where to Find It

This press release references the proposed merger transaction announced previously involving Cerberus Telecom Acquisition Corp. (“CTAC”) and KORE. CTAC and King Pubco, Inc. (“Pubco”) filed a registration statement on Form S-4 with the SEC, which includes a proxy statement of CTAC and a prospectus of Pubco, and CTAC will file other documents regarding the proposed transaction with the SEC. A definitive proxy statement/prospectus will also be sent to the shareholders of CTAC, seeking required shareholder approval. Before making any voting or investment decision, investors and security holders of CTAC are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by CTAC with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by CTAC with the SEC may be obtained free of charge from CTAC’s website at www.cerberusacquisition.com or upon written request to Cerberus Telecom Acquisition Corp., 875 Third Avenue, New York, NY 10022.

This press release, similar to the previous announcement, does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

CTAC, KORE and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CTAC, in favor of the approval of the merger. Information regarding CTAC’s and KORE’s directors and executive officers and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described above.

Forward-Looking	Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations. These statements are based on various assumptions and on the current expectations of CTAC or KORE’s management. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor or other person as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CTAC and/or KORE. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the potential effects of COVID-19; risks related to the rollout of KORE’s business and the timing of expected business milestones; changes in the assumptions underlying

KORE’s expectations regarding its future business; the effects of competition on KORE’s future business; and the outcome of judicial proceedings to which KORE is, or may become a party. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that KORE presently does not know or that KORE currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect KORE’s expectations, plans or forecasts of future events and views as of the date of this press release. KORE and CTAC anticipate that subsequent events and developments will cause these assessments to change. However, while KORE and/or CTAC may elect to update these forward-looking statements at some point in the future, each of KORE and CTAC specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing KORE’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.